企

中华人民共和国

药品GMP证书

CERTIFICATE OF GOOD MANUFACTURING PRACTICES FOR PHARMACEUTICAL PRODUCTS
PEOPLE'S REPUBLIC OF CHINA

证书编号：
Certificate No.: H4109

企业名称：西安秦巴药业有限公司
Manufacturer: Sian Qinba Pharmaceutical Co., Ltd.

地　　址：西安市经济技术开发区泾河工业园区泾渭十路
Address: Jingwei Ten Road, Jinghe Industrial Park, Sian Economic & Technological Development Zone

认证范围：小容量注射剂、冻干粉针剂
Scope of Inspection: Small Volume Parenteral Solutions, Lyophilized Powder for Injection

经审查，符合中华人民共和国《药品生产质量管理规范》要求。特发此证。

This is to certify that the above-mentioned manufacturer complies with the requirements of Chinese Good Manufacturing Practices for Pharmaceutical Products.

有效期至 2012 年 01 月 07 日
This certificate remains valid until 07/01/2012

发证机关：
Issued By

国家食品药品监督管理局

Date for Issuing 08/01/2007　2007 年 01 月 08 日

国家食品药品监督管理局制
PRINTED BY STATE FOOD AND DRUG ADMINISTRATION